SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date  of  Report:  May  17,  2005

                            PACIFIC  PEAK  INVESTMENTS
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                       000-3084133                90-0093439
--------------------------------   ----------------     -----------------------
  (State or other jurisdiction     (Commission File     (IRS Employer ID Number)
of incorporation or organization)        Number)

               12607 Hidden Creek Way, Suite S, Cerritos, CA 90703
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (562) 623-4040
                                 --------------
               Registrant's telephone number, including area code

                                Pacific Crest Investments
                                (formerly Bluetorch Inc.)
                                 --------------
                                  (Former names)

Item  8.01     Other  Events:

May 17, 2005 - Company changes name from Pacific Crest Investments to Pacific Peak Investments

The articles of incorporation of the Company have been amended to change the name of the Company from Pacific Crest Investments to Pacific Peak Investments.

On May 16, 2005 the Company commenced trading under its new name and its new symbol "PPKI.OB".

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC  PEAK  INVESTMENTS


Date:    May  17,  2005     /s/  Bruce  MacGregor
                            ---------------------
                            Bruce  MacGregor,  Chief  Executive  Officer